EXHBIT 21

                         SUBSIDIARIES OF THE REGISTRANT
                            AS OF SEPTEMBER 24, 2001

SUBSIDIARIES OF GRUBB & ELLIS COMPANY

NAME AND                                                           STATE OF
TRADE NAMES (IF ANY)                                               INCORPORATION

Adams-Cates Company                                                Georgia
Aequus Property Management Company                                 Texas
Collective Services, Inc.                                          Pennsylvania
Grubb & Ellis Affiliates, Inc.                                     Delaware
Grubb & Ellis Asset Services Company                               Delaware
Grubb & Ellis Colorado, Inc.
      TRADE NAME:  Grubb & Ellis Company                           California
Grubb & Ellis Europe, Inc.                                         California
Grubb & Ellis Institutional Properties, Inc.                       California
Grubb & Ellis Management Services, Inc.                            Delaware
Grubb & Ellis Mortgage Group, Inc.                                 California
Grubb & Ellis Mortgage Services, Inc.                              California
Grubb & Ellis New York, Inc.
      TRADE NAME: Collective Services of New York                  New York
Grubb & Ellis of Nevada, Inc.                                      Nevada
Grubb & Ellis of Michigan, Inc.
      TRADE NAME:  dba Grubb & Ellis Company                       Michigan
Grubb & Ellis of Oregon, Inc.                                      Washington
Grubb & Ellis Realty Advisers, Inc.                                California
Grubb & Ellis Southeast Partners, Inc.                             Florida
HSM Inc.                                                           Texas
Landauer Realty Group, Inc.                                        Florida
Leggat McCall/Grubb & Ellis, Inc.                                  Massachusetts
Montclair Insurance Company Ltd.                                   Bermuda
Oliver Realty, Inc.                                                Delaware
The Schuck Commercial Brokerage Company                            Colorado
Wm. A. White/Grubb & Ellis Inc.                                    New York
Wm. A. White/Tishman East Inc.                                     New York
White Commercial Real Estate                                       California


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SUBSIDIARIES OF GRUBB & ELLIS MANAGEMENT SERVICES, INC.

NAME AND                                                   STATE OF
TRADE NAMES (IF ANY)                                       INCORPORATION

Crane Realty & Management Co.                              California
GEMS Mexicana, S. de R.L. de C.V.                          Mexico
Grubb & Ellis Management Services of Canada, Inc.          New Brunswick, Canada
Grubb & Ellis Management Services of Colorado, Inc
      TRADE NAME: Grubb & Ellis Management Services, Inc.  California
Grubb & Ellis Management Services of Michigan, Inc.
      TRADE NAME: Grubb & Ellis Management Services, Inc.  Michigan

SUBSIDIARY OF CRANE REALTY & MANAGEMENT CO.

NAME AND                                                   STATE OF
TRADE NAMES (IF ANY)                                       INCORPORATION

Crane Realty Services, Inc.                                California

SUBSIDIARIES OF HSM INC.

NAME AND                                                   STATE OF
TRADE NAMES (IF ANY)                                       INCORPORATION

Henry S. Miller Financial Corporation                      Texas
HSM Condominium Corporation                                Texas
HSM Real Estate Securities Corporation                     Texas
Miller Capital Corporation                                 Texas
Miller Real Estate Services Corporation                    Texas

SUBSIDIARIES OF LANDAUER REALTY GROUP, INC.

NAME AND                                                   STATE OF
TRADE NAMES (IF ANY)                                       INCORPORATION
Landauer Securities, Inc.                                  Massachusetts
Landauer Hospitality International, Inc.                   Delaware

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